Supplement to the Current Prospectus

Effective immediately, the following is added to the Prospectus:

After considering the costs and benefits of continuing to participate in the United States Department of Treasury's Temporary Guarantee Program for Money Market Funds (the Program), the fund has determined not to continue its participation in the Program after April 30, 2009.


              The date of this supplement is April 13, 2009.